UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 26, 2024, Veradigm Inc. (the “Company”) entered into a Stockholder Agreement (the “Stockholder Agreement”) with Charles Myers (“Myers”) and Jessica Myers (together with Myers, the “Myers Parties”) whereby Myers serves as an observer of the board of directors of the Company (the “Board”). Based on the contributions Myers has provided during his tenure as an observer to the Board to date, on July 24, 2025, the Company entered into an Amendment to the Stockholder Agreement with the Myers Parties (the “Stockholder Agreement Amendment”) extending the Termination Date (as defined therein) to January 26, 2026.

The Stockholder Agreement Amendment also permits the Myers Parties to trade in Company securities if the Myers Parties determine, in consultation with the Company, that the Myers Parties are not in possession of material, non-public information regarding the Company.

The above description of the Stockholder Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Stockholder Agreement Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the employment of Thomas Langan, the Company’s Interim Chief Executive Officer, President and Chief Commercial Officer, will terminate effective July 31, 2025. As the Company works to complete its search for a permanent Chief Executive Officer, the Company established an Interim Office of the Chief Executive Officer (“OCEO”), effective August 1, 2025, comprised of Jay Bhattacharyya, the Company’s Senior Vice President and General Manager of Veradigm Payer, Eric Jacobson, the Company’s Senior Vice President, Deputy General Counsel and Corporate Secretary, and Lee Westerfield, the Company’s Interim Chief Financial Officer.

Mr. Bhattacharyya, Mr. Jacobson and Mr. Westerfield have also been designated as, and will assume the duties of, the principal executive officers of the Company, effective as of August 1, 2025.

Mr. Bhattacharyya, 48, has served as Senior Vice President and General Manager of Veradigm Payer since August 2020. From November 2018 to August 2020, he served the Company as Chief Strategy Officer and Senior Vice President, from February 2018 to November 2018, as Chief Operating Officer for Payer & Life Sciences, from June 2016 to February 2018, as Senior Vice President and General Manager of Payer Life Sciences, and prior to that, as Vice President of Corporate Business Development and Vice President of Finance. Prior to joining the Company, Mr. Bhattacharyya was the Co-Founder & Chief Financial Officer of Empire Communications and also served as a financial analyst at The Cigna Group (NYSE: CI).

Mr. Jacobson, 50, has served as the Company’s Senior Vice President, Deputy General Counsel and Corporate Secretary since May 2022. From June 2020 to May 2022, he served the Company as Senior Vice President, Corporate Secretary and General Counsel - Data Analytics & Care Coordination, and from May 2015 to June 2020, he served the Company as Vice President, Associate General Counsel, M&A and Securities and Assistant Secretary. Prior to joining the Company, Mr. Jacobson held roles at Motorola Solutions, Inc. (NYSE: MSI) and an international law firm.

Mr. Westerfield, 57, has served as the Company’s Interim Chief Financial Officer since December 2023. Prior to that, Mr. Westerfield held multiple Chief Financial Officer roles. These include as Chief Financial Officer of Clearsense, an enterprise healthcare data analytics platform serving health providers and payors, from 2022 until he joined the Company, of Dstillery, an advertising technology data analytics provider, from 2020 to 2022, and of Aetion, a health technology real-world evidence software and data services company, from 2019 to 2020. From 2016 to 2018, Mr. Westerfield served as the Chief Financial Officer and Executive Board Director of Uphold, Ltd., and he continued to serve as its Vice Chairman of the board of directors until 2019. Mr. Westerfield also held other Chief Financial Officer positions at numerous other software as a service (i.e., SaaS) companies. He began his career on Wall Street as a senior equity research analyst specializing in the internet and media sectors.

There are no arrangements or understandings between any of Mr. Bhattacharyya, Mr. Jacobson or Mr. Westerfield and any other persons pursuant to which any of them was selected as an executive officer, and none of Mr. Bhattacharyya, Mr. Jacobson or Mr. Westerfield has any family relationships with any director or executive officer of the Company. Additionally, none of Mr. Bhattacharyya, Mr. Jacobson or Mr. Westerfield has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 23, 2025, in connection with, and prior to, the effectiveness of the creation of the OCEO, the Company amended the By-Laws of the Company, as amended and restated on August 18, 2015, and as further amended on January 1, 2023 and December 7, 2023, (the “Third Amendment”) to contemplate the establishment of an Office of the Chief Executive Officer.

The foregoing summary of the Third Amendment is qualified in its entirety by the text of the Third Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

3.1	Third Amendment to By-Laws of Veradigm Inc., as amended and restated on August 18, 2015, and as further amended on January 1, 2023 and on December 7, 2023

10.1	Amendment to Stockholder Agreement, dated July 24, 2025, by and among Veradigm Inc., Charles Myers and Jessica Myers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: July 24, 2025	By:	/s/ Leland Westerfield
Leland Westerfield Interim Chief Financial Officer